                                                                      Exhibit 21

                              DOMESTIC SUBSIDIARIES

                                                        Country or State                   Percentage of
Name of Organization                                    of Incorporation                  Voting Interest
--------------------                                    ----------------                  ---------------
ARC Specialties, Inc.                                      California                           100%

Advantage Technologies, Inc.                               Michigan                             100%

Beeline Group, Inc.                                        California                           100%

Bergen Cable Technology, Inc.                              Delaware                             100%

Bonded Fiber Products, Inc.                                North Carolina                       100%

Cambridge Tool & Mfg. Co., Inc.                            Massachusetts                        100%

Collier-Keyworth, Inc.                                     North Carolina                       100%

Crest-Foam Corp.                                           New Jersey                           100%

Davidson Plyforms, Inc.                                    Michigan                             100%

Design Fabricators, Inc.                                   Colorado                             100%

Dresher, Inc.                                              Delaware                             100%

Duro Metal Manufacturing, Inc.                             Texas                                100%

Edron Fixture Corp.                                        Florida                              100%

Flex-O-Lators, Incorporated                                Missouri                             100%

Foothills Manufacturing Company                            North Carolina                       100%

Fremont Wire Company                                       Indiana                              100%

Genesis Fixtures, Inc.                                     Colorado                             100%

Genesis Seating, Inc.                                      Michigan                             100%

Hanes CNC Services Co.                                     North Carolina                       100%

Hanes Companies - New Jersey, Inc.                         Delaware                             100%

Hanes Companies, Inc.                                      North Carolina                       100%

Hanes Fabrics, Inc.                                        Tennessee                            100%

Indiana Acquisition Corp.                                  Indiana                              100%

Japenamelac Corp.                                          Massachusetts                        100%


                                                                      Exhibit 21

                              DOMESTIC SUBSIDIARIES

                                                        Country or State                   Percentage of
Name of Organization                                    of Incorporation                  Voting Interest
--------------------                                    ----------------                  ---------------
Jarke Corporation                                           Illinois                           100%

KLM Industries, Inc.                                        Tennessee                          100%

KelMax Equipment Co.                                        Georgia                            100%

Kelmax Equipment Southwest, Inc.                            Georgia                            100%

L&P Acquisition Company - 18                                Delaware                           100%

L&P Acquisition Company - 31                                Delaware                           100%

L&P Acquisition Company - 33                                Delaware                           100%

L&P Acquisition Company - 35, Inc.                          Ohio                               100%

L&P Acquisition Company - 38                                Illinois                           100%

L&P Acquisition Company - 41                                Delaware                           100%

L&P Acquisition Company - 43                                Delaware                           100%

L&P Acquisition Company - 44                                Delaware                           100%

L&P Acquisition Company - 45                                Delaware                           100%

L&P Acquisition Company - 50                                Delaware                           100%

L&P Acquisition Company - 53                                Delaware                           100%

L&P Acquisition Company - 54                                Delaware                           100%

L&P Central Asia Trading Company                            Delaware                           100%

L&P Financial Services Co.                                  Delaware                           100%

L&P International Holdings Company                          Delaware                           100%

L&P Manufacturing, Inc.                                     Delaware                           100%

L&P Materials Manufacturing, Inc.                           Delaware                           100%

L&P Mississippi Manufacturing, Inc.                         Mississippi                        100%

L&P Partners Holding Company, Inc.                          Delaware                           100%

L&P Products Company, Inc.                                  Delaware                           100%


                                                                      Exhibit 21
                              DOMESTIC SUBSIDIARIES

                                                        Country or State                   Percentage of
Name of Organization                                    of Incorporation                  Voting Interest
-------------------------------------                   ----------------                  ---------------
L&P Property Management Company                            Delaware                            100%

L&P TexPro, Inc.                                           Delaware                            100%

L&P Transportation Co.                                     Delaware                            100%

Leaving Taos, Inc.                                         Delaware                            100%

Leggett & Platt Asia Marketing, Inc.                       Delaware                            100%

Leggett & Platt Components Company, Inc.                   Delaware                            100%

Leggett & Platt International Development Co.              Delaware                            100%

Leggett & Platt International Service Corporation          Delaware                            100%

Leggett & Platt Middle East, Incorporated                  Delaware                            100%

Leggett & Platt Tax Partnership                            Missouri                            100%

Leggett & Platt Turkey, Inc.                               Delaware                            100%

Leggett Partners, L.P.                                     Texas                               100%

Leggett and Platt International Corporation                Missouri                            100%

MG Loan Company                                            Delaware                            100%

MPI (A Leggett & Platt Company), Inc.                      Texas                               100%

MPI, Inc.                                                  Mississippi                         100%

Met Displays, Inc.                                         Illinois                            100%

Metal Bed Rail Company, Inc.                               North Carolina                      100%

Metrock Steel & Wire Company, Inc.                         Alabama                             100%

Nagle Industries, Inc.                                     Michigan                            100%

National Fibers Company                                    Tennessee                           100%

Option Spring Products, LLC                                Tennessee                           100%

Pace Industries, Inc.                                      Arkansas                            100%

Pace Industries of Mexico, LLC                             Delaware                             51%

Parthenon Metal Works, Inc.                                Tennessee                           100%


                                                                      Exhibit 21

                              DOMESTIC SUBSIDIARIES

                                                        Country or State                   Percentage of
Name of Organization                                    of Incorporation                   Voting Interest
--------------------                                    ----------------                   ---------------
Product Techologies, Inc.                                  Minnesota                             100%

Pulsar Plastics, Inc.                                      Illinois                              100%

Schukra USA, Inc.                                          Michigan                              100%

Shaped Wire, Inc.                                          Delaware                              100%

Southern Bedding, Inc.                                     Mississippi                           100%

Southwest Carpet Pad, Inc.                                 California                            100%

Steadley Company                                           Missouri                              100%

Syd-Ren Industries, Inc.                                   California                            100%

Syndicate Systems, Inc.                                    Indiana                               100%

Talbot Industries, Inc.                                    Missouri                              100%

Technical Plastics Corporation                             Missouri                              100%

Vantage Industries, Inc.                                   Georgia                               100%

Vertex Fasteners, Inc.                                     Illinois                              100%

Wichita Wire, Inc.                                         Kansas                                100%

                                                                     Exhibit 21

                              FOREIGN SUBSIDIARIES


                                                        Country of State                    Percentage of
Name of Organization                                    of Incorporation                   Voting Interest
--------------------                                    -----------------                  ---------------
1314116 Ontario Inc.                                    Canada                                  100%

9038-8315 Quebec Inc.                                   Canada                                  100%

A.E.A. Management Co., Inc.                             Canada                                  100%

Administradora Soal S.A. de C.V.                        Mexico                                  100%

Agimex, S.A.                                            France                                  100%

Bizzy Lizzy Limited                                     United Kingdom                          100%

Brinmark Limited                                        United Kingdom                          100%

Cable Bergen de Mexico, S.A. de C.V.                    Mexico                                  100%

Carreiro Holdings S.A. de C.V.                          Mexico                                  100%

Carreiro S.A. de C.V.                                   Mexico                                  100%

Comercializadora Soal S.A. de C.V.                      Mexico                                  100%

Consorcio Industrial Serrano, S.A. de C.V.              Mexico                                  100%

D.T.A. Comercializaciones, S.A. de C.V.                 Mexico                                  100%

De Todo en Alambre de Aguascalientes, S.A. de C.V.      Mexico                                  100%

DisplayPlan Limited                                     United Kingdom                          100%

Edmund Bell & Co., Limited                              United Kingdom                          100%

Fibras Acolchables S.A. de C.V.                         Mexico                                  100%

Fides S.r.l.                                            Italy                                   100%

Gateway (Textiles) Limited                              United Kingdom                          100%

Gateway Holdings Limited                                United Kingdom                          100%

Gateway Ibercia S.r.l.                                  Spain                                   100%

Globe Spring & Cushion Company Limited                  Canada                                   50%

Hanes International - France SAS                        France                                  100%

Hanes International UK Limited                          United Kingdom                          100%


                                                                      Exhibit 21

                              FOREIGN SUBSIDIARIES


                                                                  Country or State                    Percentage of
   Name of Organization                                           of Incorporation                   Voting Interest
   --------------------                                           -----------------                  ---------------
   ILMA Italia S.r.l.                                             Italy                                   100%

   Impact Wire Products Inc.                                      Canada                                  100%

   Industrias Subinas Aragon, S.L.                                Spain                                   100%

   Industrias Subinas, S.L.                                       Spain                                   100%

   Innovatech International S.A.                                  Greece                                  100%

   Inter-Spring Limited                                           United Kingdom                          100%

   J.A. Wilson Display Ltd./Les Etalages J.A. Wilson Ltee         Canada                                  100%

   Jentschmann AG                                                 Switzerland                             100%

   John Pring & Son Limited                                       United Kingdom                          100%

   Kelmax Lopez Manufacturing, S.A. de C.V.                       Mexico                                  100%

   L and P Mexico, S.A. de C.V.                                   Mexico                                  100%

   L&P (Australia) Acquisition Co. No. 1 Pty Ltd                  Australia                               100%

   L&P Automotive Europe GmbH                                     Germany                                 100%

   L&P Denmark Aps                                                Denmark                                 100%

   L&P Europe Limited                                             United Kingdom                          100%

   L&P Fahrzeug-und Matratzenkomponenten

   Geschaftsfuhrung GmbH                                          Germany                                 100%

   L&P Fahrzeug-und Matratzenkomponenten GmbH & Co. KG            Germany                                 100%

   L&P Netherlands Holdings B.V.                                  The Netherlands                         100%

   L&P Swiss Holding Company                                      Switzerland                             100%

   L&P technologije d.o.o.                                        Croatia                                 100%

   LeggPlatt, S.L.                                                Spain                                   100%

   Leggett & Platt (Alberta) Ltd.                                 Canada                                  100%

   Leggett & Platt (Australia) Pty Ltd                            Australia                               100%

   Leggett & Platt (Barbados) Ltd.                                Barbados                                100%


                                                                      Exhibit 21

                              FOREIGN SUBSIDIARIES

                                                        Country or State                   Percentage of
Name of Organization                                    of Incorporation                  Voting Interest
--------------------                                    ----------------                  ---------------
Leggett & Platt (Guang Zhou) Co. Ltd.                        China                             100%

Leggett & Platt (Shanghai) Co. Ltd.                          China                             100%

Leggett & Platt (Southeast Asia) Pte Ltd                     Singapore                         100%

Leggett & Platt Administradora S.A. de C.V.                  Mexico                            100%

Leggett & Platt Canada Holdings Ltd.                         Canada                            100%

Leggett & Platt de Guadalajara, S.A. de C.V.                 Mexico                            100%

Leggett & Platt de Mexico S.A. de C.V.                       Mexico                            100%

Leggett & Platt do Brasil Ltda.                              Brazil                            100%

Leggett & Platt Foreign Sales Corporation                    Barbados                          100%

Leggett & Platt Korea, Ltd.                                  South Korea                       100%

Leggett & Platt Ltd.                                         Canada                            100%

Leggett & Platt Polska Sp. z.o o.                            Poland                            100%

Leggett & Platt U.K. Limited                                 United Kingdom                    100%

MF Knitting Co. Limited                                      United Kingdom                    100%

MF Warping Company Limited                                   United Kingdom                    100%

MZM Wire S.A. de C.V.                                        Mexico                            100%

MZM, S.A. de C.V.                                            Mexico                            100%

Masterack International Limited                              United Kingdom                    100%

Masterack Latinoamerica, S.A. de C.V.                        Mexico                            100%

Miotto International S.r.l.                                  Italy                             100%

Muelles Andalucia, S.L.                                      Spain                             100%

Northeastern Components (International) Ltd.                 United Kingdom                    100%

Pace Industries de Chihuahua, S.A. de C.V.                   Mexico                            100%

Pace Industries de Mexico, S.A. de C.V.                      Mexico                            100%


                                                                      Exhibit 21

                              FOREIGN SUBSIDIARIES

                                                        Country or State                   Percentage of
Name of Organization                                    of Incorporation                  Voting Interest
--------------------                                    ----------------                  ---------------
Pleasant Valley Remanufacturing Ltd.                         Canada                            100%

Pullmaflex AB                                                Sweden                            100%

Pullmaflex Benelux N.V.                                      Belgium                           100%

Pullmaflex International B.V. (Netherlands)                  Holland                           100%

Pullmaflex International Limited                             United Kingdom                    100%

Pullmaflex Japan KK                                          Japan                             100%

Pullmaflex U.K. Limited                                      United Kingdom                    100%

SCHUKRA-Geratebau AG                                         Austria                           100%

SR Holbrook Limited                                          United Kingdom                    100%

Schukra Acquisition Co. Inc.                                 Ontario                           100%

Schukra Berndorf Ges.m.b.H.                                  Austria                           100%

Schukra Europa GmbH                                          Germany                           100%

Schukra of North America Ltd.                                Canada                            100%

Spruceland Forest Products Inc.                              Canada                            100%

Spuhl AG                                                     Switzerland                       100%

Toledo Federungen GmbH                                       Germany                           100%

Toledo Fjederindlaeg A/S                                     Germany                           100%

Wyn Products Pty Ltd                                         Australia                         100%


                                                                      Exhibit 21

         RELATED COMPANIES WHICH ARE NOT SUBSIDIARIES OF THE REGISTRANT

                                                          Country or State                 Percentage of
Name of Organization                                      of Incorporation                Voting Interest
--------------------                                      ----------------                ---------------
   Craftmatic/Contour Industries, Inc.                        Delaware                          4.9%

   Fastening Technologies, LLC                                Delaware                           50%

   GS Technologies Corporation                                Delaware                           10%

   Pullmaflex Southern Africa (Proprietary) Ltd.              South Africa                       49%

   Wuxi Leggett & Platt-Huaguang Automobile Parts Co. Ltd.    China                              50%

